Entergy Fourth Quarter 2005 Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Leo Denault
Executive Vice President and Chief Financial Officer

January 31, 2006

Entergy

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in these statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce tax payments, the effects of litigation and weather, and uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy's ability to obtain financial assistance from governmental authorities in connection with these storms, the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, Inc. and the impact, if any, of this proceeding on other Entergy companies.

This presentation includes non-GAAP measures of operational earnings when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. This reconciliation is found on slide 10. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

4th Quarter As-Reported and Operational Earnings Comparison

Earnings Per Share
4Q04 vs. 4Q05



$0.68
$0.22
$0.36
$0.10
$0.50
$0.22
$0.29
$(0.01)
$0.43
$0.37
$0.06
$0.00
$0.59
$0.37
$0.16
$0.06
Nuclear
Utility, Parent & Other
ECS
4Q04 As-Reported
4Q04 Operational
4Q05 As-Reported
4Q05 Operational

Special Items	
Tax benefit – EK investment	$ 0.07
Entergy-Koch Trading	$(0.21)
Gulf South Pipeline	$ 0.06
Tax benefits on restructuring	$ 0.42
Asset impairment reserve	$(0.16)
Total	$ 0.18

Special Items	
Retail business impairment reserve	$ (0.12)
Retail business discontinued operations	$ (0.04)
Total	$ (0.16)

4th Quarter Earnings Contribution by Business

Utility, Parent & Other EPS
4Q04 vs. 4Q05



0.36
0.29
0.16
0.00
4Q04
4Q05

Performance Drivers

- Extended outages due to hurricanes which reduced overall customer usage and revenues
- Higher interest costs
- Lower O&M expense

Entergy Nuclear EPS
4Q04 vs. 4Q05



0.22
0.22
0.37
0.37
4Q04
4Q05

Performance Drivers

- Higher generation due to uprates and one less refueling outage
- Higher contract pricing
- Lower O&M expense
- Accretion

Energy Commodity Services EPS
4Q04 vs. 4Q05



0.10
(0.01)
0.06
0.06
4Q04
4Q05

Performance Drivers

- Sale of SO_2 allowances

As-Reported EPS | Operational EPS

As-Reported and Operational Earnings Comparison

Earnings Per Share

04 vs. 05



$3.93
$1.06
$2.86
$0.01
2004 As-Reported
$3.80
$1.06
$2.79
$(0.05)
2004 Operational
$4.19
$1.32
$2.82
$0.05
2005 As-Reported
$4.40
$1.32
$3.03
$0.05
2005 Operational
Nuclear
Utility, Parent & Other
ECS

Special Items

Tax benefit – EK investment	$ 0.07
Reduction in asset sale reserve	$ 0.02
Entergy-Koch Trading	$(0.35)
Gulf South Pipeline	$ 0.13
Tax benefits on restructuring	$ 0.41
Asset impairment reserve	$(0.15)
Total	$ 0.13

Special Items

Retail business impairment reserve	$ (0.12)
Retail business discontinued operations	$(0.09)
Total	$ (0.21)

Net Cash Flow from Operating Activities

Net Cash Flow from Operating Activities
4Q04 vs. 4Q05; $M


1,216
361
4Q04
4Q05

- Absence of sales proceeds from Entergy-Koch
- Storm-related spending and lost AGM
- Working capital fluctuations at Utility
- Offset by higher revenues and lower refueling outage at Nuclear

Net Cash Flow from Operating Activities
04 vs. 05; $M


2,929
1,468
2004
2005

2006 Earnings Guidance

As-Reported and Operational EPS
06E Guidance



4.40
(0.10)
0.10
4.40
0.33
(0.20)
(0.11)
0.42
0.10
(0.10)
(0.14)
(0.05)
4.65 Midpoint
4.50-4.80 Range
Utility
Nuclear
Revenue 0.17
O&M (0.05)
Interest 0.02
Other (0.04)
2005 Operational Excl ENOI
Weather
Storm Effects
Adjusted 2005
Sales/ Rate Actions
O&M
Interest and Other
Price
Volume
O&M
Interest and Other
All Other
2006 Operational Guidance

As-Reported
$4.19

$4.93 Midpoint *
$4.78-5.08 Range

** $4.93 as-reported guidance midpoint includes operational guidance midpoint of $4.65 plus $0.28 for 2006 gain on sale of Entergy-Koch, LP*

Aspirations Are Intact – 06 Initiatives Support Long-term Achievement

Key Initiatives and Aspirations

Utility Initiatives

- Commence recovery of storm costs through a combination of insurance recovery, federal assistance and regulatory rate relief in a manner that supports the removal of utility operating companies from negative credit watch
- Resolve ENOI bankruptcy in a manner that allows its customers to be served by a viable entity
- Further improve returns at EGS-TX through combination of cost management and positive resolution of transition to competition cost recovery request
- Implement ICT proposal in a manner that balances FERC and local regulatory requirements
- Manage utility resource requirements in best interest of customers by implementing System Agreement decision, developing a replacement agreement, and conducting a RFP for solid fuels under the Supply Plan

Nuclear Initiatives

- Capture market price uplift on unsold position while managing risk within acceptable limits
- Sustain operating record and improve costs at nuclear plants
- Navigate regulatory hurdles at VY
- Complete license extension applications for Pilgrim and VY

Long-Term Aspirations

- Achieve long-term earnings per share growth of 5-6%
- Achieve 9% return on invested capital
- Maintain net debt/net capital ratio of 50% or less
- Pursue continuous improvement in credit ratings and business profile position
- Target top-quartile dividend growth

Q&A Session

Entergy

Appendix: 05 Earnings Reconciliations

Entergy Consolidated Earnings Excluding Storm Effects

05; $/share

	Q1	Q2	Q3	Q4	FY05
As-Reported	0.79	1.33	1.65	0.43	4.19
Less Storm Effects	-	-	(0.14)	(0.12)	(0.26)
As-Reported excluding Storm Effects	0.79	1.33	1.79	0.55	4.45
Operational	0.80	1.34	1.68	0.59	4.40
Less Storm Effects	-	-	(0.14)	(0.12)	(0.26)
Operational excluding Storm Effects	0.80	1.34	1.82	0.71	4.66

Entergy Consolidated Earnings Excluding Entergy New Orleans

05; $/share

	Q1	Q2	Q3	Q4	FY05
As-Reported	0.79	1.33	1.65	0.43	4.19
Less Entergy New Orleans	0.02	0.04	0.03	(0.08)	0.00
As-Reported excluding Entergy New Orleans	0.77	1.29	1.62	0.51	4.19
Operational	0.80	1.34	1.68	0.59	4.40
Less Entergy New Orleans	0.02	0.04	0.03	(0.08)	0.00
Operational excluding Entergy New Orleans	0.78	1.30	1.65	0.67	4.40

Appendix: Reg G Reconciliation

EPS Contribution by Business
Reconciliation of GAAP to Non-GAAP Measures
2005 vs. 2004

(Per share in U.S. $)	4Q05	4Q04	2005	2004
Utility, Parent & Other				
As-Reported	-	0.36	2.82	2.86
Less Special Items				
Tax benefits - Entergy-Koch investment	-	(0.07)	-	(0.07)
Retail Business impairment reserve	0.12	-	0.12	-
Retail Business discontinued operations	0.04		0.09	
Total Special Items	0.16	(0.07)	0.21	(0.07)
Operational	0.16	0.29	3.03	2.79
Entergy Nuclear				
As-Reported	0.37	0.22	1.32	1.06
Less Special Items	-	-	-	-
Operational	0.37	0.22	1.32	1.06
Non-nuclear Wholesale Assets				
As-Reported	0.06	0.10	0.05	0.01
Less Special Items				
Reduction in asset sale reserve	-	-	-	(0.02)
Entergy-Koch Trading	-	0.21	-	0.35
Gulf South Pipeline	-	(0.06)	-	(0.13)
Tax benefits on restructuring	-	(0.42)	-	(0.41)
Asset impairment reserve	-	0.16	-	0.15
Total Special Items	-	(0.11)	-	(0.06)
Operational	0.06	(0.01)	0.05	(0.05)